                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-10071 of Mossimo, Inc. on Form S-8 of our report, dated February 21, 1997, appearing in the Annual Report on Form 10-K of Mossimo, Inc. for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Costa Mesa, California
March 24, 1997